SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


Delaware                         1-15274                          26-0037077
(State or other jurisdiction    (Commission File No.)          (I.R.S. Employer
of incorporation )                                           Identification No.)


6501 Legacy Drive
Plano, Texas                                                    75024-3698
(Address of principal executive offices)                          (Zip code)




Registrant's telephone number, including area code:  (972) 431-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

     The information previously filed under Item 5.02(c),(d) in the Company's Form 8-K filed on October 29, 2004 is hereby incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 J. C. PENNEY COMPANY, INC.



                                                 By: /s/ Jeffrey J. Vawrinek
                                                  -----------------------------
                                                     Jeffrey J. Vawrinek
                                                     Assistant Secretary




Date:  November 1, 2004